Variable Interest Entity	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Variable Interest Entity
11.	Variable Interest Entity

Prior to October 16, 2019, AP WIP Investments determined that it had one VIE, AP Wireless Infrastructure Partners, LLC (“AP Infrastructure”), for which AP WIP Investments was the primary beneficiary. AP Infrastructure is headquartered in San Diego, California and was formed in 2010 in order to provide employees and other administrative services. All of AP Infrastructure’s revenue since inception has been attributed to services performed for AP WIP Investments.

On October 16, 2019, Associated Partners, contributed 100% of the limited liability company interests in the Servicer, the parent of AP Infrastructure, to AP Wireless. The contribution agreement led management to reconsider the Servicer’s VIE status. Management determined AP WIP Investments to be the primary beneficiary of the Servicer because AP WIP Investments determined that, through AP Wireless, it had the power to direct all of the activities of the Servicer.

As AP WIP Investments was the primary beneficiary of the VIE, AP WIP Investments recorded $6,856 of assets and $1,865 in liabilities in the consolidated balance sheet at December 31, 2019 (Predecessor). The assets recognized primarily consisted of cash of $5,891 and fixed assets, net of $457 at December 31, 2019 (Predecessor). As of December 31, 2019 (Predecessor), the liabilities recognized consisted primarily of bonuses payable of $925. All intercompany revenue, payables, and receivables between AP WIP Investments and the Servicer were eliminated upon consolidation.

In conjunction with the acquisition of APW OpCo, the Company (Successor) does not have a variable interest in the entities noted above. The assets, liabilities, income and expense of the entities noted above are included the Company’s consolidated financial statements (Successor) for the periods subsequent to the Transaction.